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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 30, 2005


                             SENTIGEN HOLDING CORP.
             (Exact Name of Registrant as Specified in Its Charter)

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        Delaware                                   0-18700                               13-3570672
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
   (State or Other Jurisdiction of        (Commission File Number)        (I.R.S. Employer Identification Number)
    Incorporation or Organization)
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                               445 Marshall Street
                         Phillipsburg, New Jersey 08865
                                 (908) 387-1673
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   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)


                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 30, 2005, Sentigen Holding Corp. (the "Company") entered into a Letter Agreement with Fredrick B. Rolff (the "Letter Agreement") which provides for the resignation of Mr. Rolff from his position as the Chief Financial Officer of the Company and its subsidiaries effective as of December 31, 2005 and for the termination of his employment with the Company effective as of March 31, 2006 (the "Termination Date"). In addition, under the terms of the Letter Agreement, (i) Mr. Rolff shall continue to receive his salary and any other benefits he is receiving through the Termination Date, (ii) Mr. Rolff shall receive an $18,000 bonus for the year ended December 31, 2005, (iii) Mr. Rolff's options, all of which are currently vested, shall remain exercisable for 60 days following the Termination Date pursuant to the terms of his Stock Option Agreement, dated December 20, 2000, with the Company and (iv) Mr. Rolff released the Company from any obligations and liabilities of any type whatsoever, except for the obligations set forth in (i), (ii) and (iii) above.
A copy of the Letter Agreement is filed herewith as Exhibit 10.1.

      On December 30, 2005, the Company's Board of Directors elected G. Scott Segler, 35, the Company's current Vice President, Finance as the Chief Financial Officer of the Company and its subsidiaries effective as of January 1, 2006. Mr. Segler has served as the Company's Vice President, Finance since September 19, 2005 and receives a salary of $175,000 per annum. On October 18, 2005, Mr. Segler was granted an option to purchase 50,000 shares of the Company's common stock at an exercise price equal to the fair market value on the grant date. Mr. Segler will continue to remain an at-will employee of the Company and receive a salary of $175,000 per annum following his election as the Chief Financial Officer of the Company and its subsidiaries. Mr. Segler, a licensed Certified Public Accountant, graduated from The University of Georgia School of Law in May 2004. Prior to beginning law school in August 2001, Mr. Segler served as the Vice President Finance, Controller of Capricorn Records, LLC, a music label with approximately $30 million in annual sales, from February 1998 through April 2001.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


      The discussion under Item 1.01 of this Current Report on Form 8-K is incorporated under this Item 5.02 as if set forth herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

   (c) Exhibits

   10.1 Letter Agreement, dated December 30, 2005, between the Company and Fredrick B. Rolff.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SENTIGEN HOLDING CORP.

                             By:    /s/ G. Scott Segler
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                             Name:  G. Scott Segler
                             Title: Chief Financial Officer
                                    (Principal Accounting and Financial Officer)

Date: January 5, 2006